SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                           FOR REGISTRATION OF CERTAIN
                              CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       CITY SAVINGS FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)


       INDIANA                                     35-2156159
(State of incorporation                         (I.R.S. Employer
    or organization)                         Identification Number)

                              2000 Franklin Street
                          Michigan City, Indiana 46360
         (Address of principal executive offices, including zip code)

                                    Copy to:
                             CLAUDIA V. SWHIER, ESQ.
                               Barnes & Thornburg
                            11 South Meridian Street
                           Indianapolis, Indiana 46204


Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-70228


Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, WITHOUT PAR VALUE
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.  Description of Registrant's Securities to be Registered.

     The description of the Registrant's Common Stock, without par value (the "Common Stock"), is incorporated herein by reference to the sections entitled "Restrictions on Acquisition of City Savings Financial Corporation" and "Description of Capital Stock" on pages 91-99 of the prospectus filed as a 424(b)(3) prospectus with respect to the Registration Statement on Form SB-2 (Registration No. 333-70228) which was filed with the Securities and Exchange Commission on November 19, 2001.

Item 2.  Exhibits.

     The exhibits filed herewith or incorporated by reference herein are listed on the Exhibit Index at page 3 of this Form 8-A.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be filed on its behalf by the undersigned, thereto duly authorized.



                                              CITY SAVINGS FINANCIAL CORPORATION



                                            By:/s/ Thomas F. Swirski
                                               ---------------------------------
                                               Thomas F. Swirski,  President and
                                               Chief Executive Officer


Dated: December 27, 2001

                                  EXHIBIT LIST


I.  Exhibits filed with the Commission.

Number Assigned
 in Form 8-A              Description of Exhibit
----------------          ----------------------

      1(a) The Articles of Incorporation of City Savings Financial Corporation are incorporated herein by reference to Exhibit 3(1) to the Registration Statement on Form SB-2 (Registration No. 333-70228).

      1(b) The Code of By-Laws of City Savings Financial Corporation are incorporated by reference to Exhibit 3(2) to the Registration Statement on Form SB-2 (Registration No. 333-70228).